Exhibit 10.39

CONSULTING SERVICES AGREEMENT

Consulting Services Agreement (the “Agreement”), effective April 11, 2007 is by and between Sweet Success Enterprises Inc., with its principal office at 1250 NE Loop 410 Suite 630, San Antonio, TX 78209 (hereinafter the “Client”),  and David Bromberg,  with his principal office at 25227 Grogan’s Mill Rd, Suite 125, The Woodlands, TX 77380  (hereinafter the “Consultant”).

WHEREAS, Client finds that the Consultant is willing to perform certain work hereinafter described in accordance with the provisions of this Agreement; and

WHEREAS, Client finds that the Consultant is qualified to perform the work, all relevant factors considered, and that such performance will be in furtherance of Client’s business.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and intending to be legally bound, the parties hereto agree as follows:

1. SERVICES

1.1  Services to Client: The Consultant shall provide the following (“Services”) to Client as part of a strategic alliance: Consultant will act as a strategic partner to client and will assist the Client in locating and obtaining financing for Client.

2. TERM

2.1           This Agreement shall be for a period of 12 months commencing as of the date of this Agreement.

3. PAYMENT

3.1  Payment for Services: Consultant and Client, shall agree in advance on each set of services which will determine compensation. Upon completion of each agreed set of services, shares shall be awarded based on negotiations between William Gallagher, (C.E.O. of the Client) and Consultant based upon performance of agreed set of

services.   For services to date, Client and Consultant have agreed to compensation of 400,000 unregistered common stock shares.

4.  FACSIMILE SIGNATURE

4.1           Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

Signed on this the 11th day of April, 2007

CLIENT:

SWEET SUCCESS ENTERPRISES, INC.

By:	/s/ William J. Gallagher
William J. Gallagher, CEO

CONSULTANT:

By:	/s/ David Bromberg
David Bromberg